Virtus AlphaSimplex Managed Futures Strategy Fund (the “Fund”),

a series of Virtus Alternative Solutions Trust

Supplement dated June 22, 2026, to the Fund’s Summary Prospectus and the

Virtus Alternative Solutions Trust Statutory Prospectus, each dated April 28, 2026

Important Notice to Investors

Effective June 22, 2026, the Fund’s primary style-specific benchmark has been changed from the LAB Managed Futures Liquid Index (formerly known as Credit Suisse Managed Futures Liquid Index) to the ICE BofA US 3-Month Treasury Bill Index. The new benchmark is a commonly used benchmark within the Fund’s peer group, and the subadviser believes it is an appropriate benchmark for an absolute return strategy.

Additional Information about the ICE BofA US 3-Month Treasury Bill Index

ICE BofA US 3 Month Treasury Bill Index measures the performance of a single outstanding U.S. Treasury bill with approximately three months to maturity. It assumes the bill is purchased at the beginning of the month, held for one full month, and then rolled over into a newly selected 3-month issue. The index is calculated on a total return basis, is unmanaged, and is not available for direct investment.

Investors should retain this supplement with the Prospectuses for future reference.

VAST 8079/AlphaSimplex Managed Futures Strategy Fund Benchmark Change (6/2026)